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Semi-Annual Report

July 31, 2001

MuniEnhanced Fund, Inc.

www.mlim.ml.com

                            MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniEnhanced Fund, Inc., July 31, 2001

TO OUR SHAREHOLDERS

For the six-month period ended July 31, 2001, the Common Stock of MuniEnhanced Fund, Inc. earned $0.637 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 5.57%, based on a month-end per share net asset value of $11.45. During the same period, total investment return on the Fund's Common Stock was +12.89%, based on a change in per share net asset value from $10.78 to $11.45, and assuming reinvestment of $0.637 per share income dividends.

For the six months ended July 31, 2001, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.59%; Series B, 3.11%; and Series C, 3.23%.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. Over the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus


                                      2 & 3
expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

We entered the six-month period ended July 31, 2001 fully invested in the municipal market, with a relatively neutral market position. We adopted this strategy to maintain a high level of tax-exempt income, anticipating clearer signs of future economic growth and inflation expectations. We maintained the Fund's investments in very high-quality bonds (more than 80% of the Fund's assets were invested in bonds insured by AAA-rated municipal bond insurers) and continued to favor premium coupon issues. During the period, the Federal Reserve Board continued its aggressive easing of monetary policy and a large Federal income tax cut was enacted, including a tax rebate. These actions are expected to increase consumer confidence and restore economic growth.

The drop in short-term interest rates by the Federal Reserve Board provides a favorable backdrop for the Fund's borrowing costs. The decline in borrowing costs should generate additional income for the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholder will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) In response to these factors and absolute municipal yield levels approaching multi-year lows, we continued to reduce the Fund's exposure to highly interest rate-sensitive securities.

Looking ahead, we intend to remain fully invested in the municipal market to seek to provide a high level of tax-exempt income, looking for opportunities in both new-issue and secondary markets to improve the Fund's portfolio structure in an effort to enhance performance. We expect to retain the Fund's current market position until the effects of recent monetary and fiscal stimulus are exhibited in the economy.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President

/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

September 10, 2001

PROXY RESULTS

During the six-month period ended July 31, 2001, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted           Shares Withheld
                                                                                    For                  From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:     Terry K. Glenn                    27,695,281                701,620
                                               James H. Bodurtha                 27,745,681                651,220
                                               Roberta Cooper Ramo               27,710,089                686,812
                                               Joseph L. May                     27,720,470                676,431
----------------------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2001, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:


----------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted          Shares Withheld
                                                                                    For                 From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
Herbert I. London, Roberta Cooper Ramo, Joseph L. May and Andre F. Perold
as follows:
                        Series A                                                   1,845                    70
                        Series B                                                   1,980                     0
                        Series C                                                   1,854                   105
----------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                                          MuniEnhanced Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P      Moody's     Face
STATE                   Ratings    Ratings    Amount    Issue                                                               Value
===================================================================================================================================
Alabama--0.6%             AAA       Aaa      $ 2,500     Huntsville, Alabama, Health Care Authority, Health Care
                                                         Facilities Revenue Bonds, Series B, 6.625% due 6/01/2004 (h)(i)    $ 2,775
===================================================================================================================================
Alaska--2.5%              AAA       Aaa        3,285     Alaska Energy Authority, Power Revenue Refunding Bonds
                                                         (Bradley Lake), Fourth Series, 6% due 7/01/2016 (f)                  3,743
                          AAA       Aaa        2,750     Alaska State Housing Finance Corporation, Revenue Refunding
                                                         Bonds, Series A, 5.875% due 12/01/2024 (c)(d)(h)                     2,816
                                                         Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                          A1+       VMIG1+       500       (Exxon Pipeline Company Project), VRDN, Series A, 2.70%
                                                           due 12/01/2033 (k)                                                   500
                          AA+       NR*        5,000       (Sohio Pipeline -- British Petroleum Oil), 7.125% due 12/01/2025   5,215
===================================================================================================================================
Arizona--1.5%             AAA       Aaa        4,450     Scottsdale, Arizona, IDA, Hospital Revenue Refunding Bonds
                                                         (Scottsdale Memorial Hospitals), Series A, 6% due 9/01/2012 (a)      4,899
                          AAA       Aaa        2,000     Tucson, Arizona, Street and Highway User Revenue Bonds,
                                                         Junior Lien, Series 1994-E, 7% due 7/01/2011 (b)                     2,438
===================================================================================================================================
California--5.5%          AAA       Aaa        2,500     Alameda Corridor, California, Transportation Authority
                                                         Revenue Bonds, Series 1999-A, 5.402% due 10/01/2030 (h)(m)             498
                          AAA       Aaa        5,000     Anaheim, California, Public Financing Authority, Lease
                                                         Revenue Bonds (Public Improvements Project), Senior-Series A,
                                                         6% due 9/01/2024 (f)                                                 5,763
                          A1+       NR*          700     California Pollution Control Financing Authority, PCR,
                                                         Refunding (Pacific Gas and Electric), VRDN, Series C, 3.25%
                                                         due 11/01/2026 (k)                                                     700
                          AAA       NR*        4,490     California Rural Home Mortgage Finance Authority,
                                                         S/F Mortgage Revenue Bonds, AMT, Series D, 7.10%
                                                         due 6/01/2031 (e)                                                    5,056
                          AAA       NR*        6,330     California State, GO, Refunding, DRIVERS, Series 179,
                                                         8.22% due 3/01/2013 (b)(j)                                           7,327
                          AAA       NR*        2,500     Los Angeles, California, Water and Power Revenue Refunding
                                                         Bonds, DRIVERS, Series 185, 10.065% due 7/01/2013 (h)(j)             2,805
                          AAA       Aaa        4,210     San Francisco, California, City and County Airport
                                                         Commission, International Airport
                                                         Revenue Bonds, AMT, Second Series, Issue 6, 6.60%
                                                         due 5/01/2024 (a)                                                    4,556
===================================================================================================================================
Colorado--14.4%                                          Boulder County, Colorado, Hospital Development Revenue
                                                         Bonds (Longmont United Hospital Project):
                          AA        NR*        2,705       5.60% due 12/01/2015                                               2,780
                          AA        NR*        2,135       5.75% due 12/01/2020                                               2,178
                          AAA       NR*        2,130     Boulder County, Colorado, Sales and Use Tax, Open Space
                                                         Revenue Bonds, Series A, 6% due 12/15/2019 (b)                       2,333
                                                         Colorado HFA, Revenue Bonds (S/F Program), AMT:
                          NR*       Aa2        1,865       Senior Series A-1, 7.40% due 11/01/2027                            2,041
                          NR*       Aa2       12,995       Senior Series B-2, 6.80% due 4/01/2030                            14,630
                                                         Colorado HFA, Revenue Refunding Bonds (S/F Program):
                          NR*       Aa2        7,120       AMT, Senior Series A-2, 7.50% due 4/01/2031                        8,319
                          AA        Aa2        3,500       AMT, Series D-2, 6.90% due 4/01/2029                               3,974
                          NR*       Aa2        3,995       Senior Series A-3, 6.05% due 10/01/2016                            4,319
                          AAA       Aaa        4,280     Colorado Water Resource Power Development Authority,
                                                         Clean Water Revenue Bonds, Series A, 6.25% due 9/01/2016             4,813
                          AAA       Aaa       11,000     Denver, Colorado, City and County Airport Revenue Bonds,
                                                         AMT, Series D, 7.75% due 11/15/2013 (h)                             13,736
                          AAA       Aaa        2,000     Denver, Colorado, City and County Airport Revenue
                                                         Refunding Bonds, AMT, Series A, 6% due 11/15/2018 (a)                2,145
                          AAA       Aaa        5,450     El Paso County, Colorado, School District Number 49,
                                                         Falcon, GO, Series A, 6% due 12/01/2018 (f)                          6,139
                          NR*       Aaa        2,000     Lower Colorado River Authority, Texas, Revenue
                                                         Refunding Bonds, DRIVERS, Series 166, 8.988%
                                                         due 5/15/2009 (f)(j)                                                 2,488
===================================================================================================================================
Connecticut--0.8%         AAA       Aaa        3,500     Connecticut State Special Tax Obligation Revenue Bonds,
                                                         6.25% due 10/01/2004 (b)(i)                                          3,855
===================================================================================================================================
Delaware--0.5%            AAA       Aaa        2,000     Delaware Transportation Authority, Transportation
                                                         System Revenue Bonds, 7% due 7/01/2004 (b)(i)                        2,244
===================================================================================================================================
District of               AAA       Aaa        5,150     District of Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--2.5%                                           8.005% due 6/01/2013 (f)(j)                                          5,816
                          AAA       Aaa        6,000     District of Columbia, Revenue Refunding Bonds
                                                         (Catholic University of America
                                                         Project), 5.625% due 10/01/2029 (a)                                  6,237
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                          MuniEnhanced Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P      Moody's     Face
STATE                   Ratings    Ratings    Amount    Issue                                                               Value
===================================================================================================================================
Georgia--7.9%                                            Georgia Municipal Electric Authority, Power Revenue
                                                         Refunding Bonds:
                          AAA       Aaa      $ 4,000       Series A, 6.50% due 1/01/2012 (h)                                $ 4,692
                          AAA       Aaa        6,000       Series B, 8.25% due 1/01/2011 (h)                                  7,759
                          AAA       Aaa        7,725       Series EE, 7% due 1/01/2025 (a)                                    9,830
                          AAA       Aaa        1,660       Series V, 6.60% due 1/01/2018 (h)                                  1,997
                          AAA       Aaa          340       Series V, 6.60% due 1/01/2018 (h)(l)                                 408
                          AAA       Aaa          940       Series W, 6.60% due 1/01/2018 (h)                                  1,131
                          AAA       Aaa           60       Series W, 6.60% due 1/01/2018 (h)(l)                                  72
                          AAA       Aaa        3,500     Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                                         Sales Tax Revenue Bonds, Second
                                                         Indenture, Series A, 6.90% due 7/01/2004 (h)(i)                      3,921
                                                         Monroe County, Georgia, Development Authority, PCR,
                                                         Refunding (Oglethorpe Power Corporation), Series A (h):
                          AAA       Aaa        2,500       6.70% due 1/01/2009                                                2,904
                          AAA       Aaa        2,000       6.75% due 1/01/2010                                                2,352
                          AAA       Aaa        3,000     Municipal Electric Authority of Georgia, Revenue Refunding
                                                         Bonds (Project 1), Sub-Series A, 6.50% due 1/01/2004 (a)(i)          3,285
===================================================================================================================================
Hawaii--0.2%              AAA       Aaa        1,105     Hawaii State Department of Budget and Finance, Special
                                                         Purpose Mortgage Revenue Bonds (Hawaiian Electric
                                                         Company, Inc. Project), AMT, Series C, 7.375% due
                                                         12/01/2020 (h)                                                       1,131
===================================================================================================================================
Illinois--9.2%                                           Chicago, Illinois, Board of Education, GO:
                          AAA       Aaa        5,340       5.50% due 12/01/2031 (b)                                           5,485
                          NR*       Aaa        5,125       RIB, Series 467, 8.53% due 12/01/2027 (a)(j)                       5,651
                          AAA       NR*        3,750     Chicago, Illinois, Gas Supply Revenue Refunding Bonds
                                                         (People's Gas Light &  Coke),
                                                         Series A, 6.10% due 6/01/2025 (a)                                    3,977
                          AAA       Aaa       10,805     Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                         5.25% due 1/01/2028 (b)                                             10,797
                          AAA       Aaa        2,240     Cook County, Illinois, Community College District No. 508,
                                                         Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)                     2,756
                          AAA       Aaa        3,000     Illinois Health Facilities Authority, Revenue
                                                         Refunding Bonds (Servantcor Project),
                                                         Series A, 6.375% due 8/15/2006 (f)(i)                                3,378
                          AAA       Aaa       10,115     Regional Transportation Authority, Illinois, Revenue
                                                         Bonds, Series A, 7.20% due 11/01/2020 (a)                           12,682
===================================================================================================================================
Indiana--1.4%             AAA       Aaa        2,500     Brownsburg, Indiana, School Building Corporation, First
                                                         Mortgage Revenue Bonds (Brownsburg Community School),
                                                         5.55% due 2/01/2024 (h)                                              2,590
                          AAA       Aaa        4,080     Hammond, Indiana, Multi-School Building Corporation,
                                                         First Mortgage, Revenue  Refunding Bonds, 6.125% due
                                                         7/15/2019 (h)                                                        4,388
===================================================================================================================================
Kansas--7.0%              NR*       Aaa       14,740     Kansas City, Kansas, Utility System Revenue Refunding
                                                         Bonds, RITR, Series 1, 9.62% due 9/01/2023 (b)(j)                   17,496
                          NR*       Aaa        1,715     Kansas State Development Finance Authority Revenue
                                                         Bonds (Public Water Supply Revolving Loan), Series 2,
                                                         5.75% due 4/01/2015 (a)                                              1,862
                                                         Sedgwick and Shawnee Counties, Kansas, S/F Revenue
                                                         Bonds, AMT (g)(h):
                          NR*       Aaa        2,805       (Mortgage-Backed Securities Program), Series A-2,
                                                           7.60% due 12/01/2031                                               3,214
                          NR*       Aaa        2,975       Series A-1, 6.875% due 12/01/2026                                  3,357
                          AAA       Aaa        4,960       Series A-1, 6.875% due 12/01/2026                                  5,616
                          AAA       Aaa        2,500     Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                         Company Project), 7% due 6/01/2031 (h)                               2,558
===================================================================================================================================
Louisiana--1.5%           AAA       Aaa        6,000     Louisiana Local Government, Environmental Facilities,
                                                         Community Development Authority Revenue Bonds (Capital
                                                         Projects and Equipment Acquisition), Series A, 6.30% due
                                                         7/01/2030 (a)                                                        7,113
===================================================================================================================================
Maine--0.2%               AA        Aa2          980     Maine State Housing Authority, Mortgage Purchase Revenue
                                                         Bonds, AMT, Series C-2, 6.875% due 11/15/2023                        1,027
===================================================================================================================================
Minnesota--1.4%           AAA       NR*        5,840     Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                                                         Commission, Airport Revenue Bonds, DRIVERS, AMT, Series 203,
                                                         8.44% due 1/01/2012 (j)                                              6,745
===================================================================================================================================
Mississippi--0.5%         AAA       Aaa        2,400     Walnut Grove, Mississippi, Correctional Authority, COP,
                                                         6% due 11/01/2019 (a)                                                2,628
===================================================================================================================================
Missouri--1.2%            AAA       Aaa        3,000     Kansas City, Missouri, Airport Revenue Bonds, General
                                                         Improvement, Series B, 6.875% due 9/01/2004 (f)(i)                   3,348
                          AAA       NR*        2,000     Missouri State Housing Development Commission, S/F
                                                         Mortgage Revenue Bonds (Homeowner Loan), AMT, Series C-1,
                                                         7.15% due 3/01/2032 (e)                                              2,261
===================================================================================================================================
Montana--0.5%             AAA       Aaa        2,185     Forsyth, Montana, PCR, Refunding (Puget Sound Power and
                                                         Light Company), AMT, 7.25% due 8/01/2021 (a)                         2,235
===================================================================================================================================
Nevada--4.1%              AAA       Aaa        5,000     Clark County, Nevada, School District, GO, Series A,
                                                         7% due 6/01/2010 (h)                                                 6,003
                          AAA       Aaa       10,450     Washoe County, Nevada, Gas and Water Facilities Revenue
                                                         Refunding Bonds (Sierra Pacific Power Company), 6.30%
                                                         due 12/01/2014 (a)                                                  10,926
                          AAA       Aaa        3,000     Washoe County, Nevada, Water Facility Revenue Bonds
                                                         (Sierra Pacific Power Company), AMT, 6.65% due
                                                         6/01/2017 (h)                                                        3,181
===================================================================================================================================
New Jersey--0.8%          AAA       Aaa        3,880     New Jersey State Housing and Mortgage Finance Agency, Home
                                                         Buyer Revenue Bonds, AMT, Series K, 6.375% due 10/01/2026 (h)        4,050
===================================================================================================================================
New Mexico--0.5%          AAA       Aaa        2,300     Santa Fe, New Mexico, Revenue Bonds, 6.30% due 6/01/2004 (a)(i)      2,491
===================================================================================================================================


                                      8 & 9

                                          MuniEnhanced Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P      Moody's     Face
STATE                   Ratings    Ratings    Amount    Issue                                                               Value
===================================================================================================================================
New York--3.9%            AAA       NR*      $ 1,500     New York City, New York, GO, DRIVERS, Series 194,
                                                         8.91% due 2/01/2015 (f)(j)                                         $ 1,710
                                                         New York City, New York, GO, Refunding:
                          AAA       Aaa        4,000       Series A, 6.375% due 5/15/2013 (b)                                 4,639
                          AAA       Aaa        3,995       Series A, 6.375% due 5/15/2014 (b)                                 4,611
                          AAA       Aaa        5,000       Series A, 6.375% due 5/15/2015 (b)                                 5,739
                          A         A2         2,000       Series L, 5.75% due 8/01/2013                                      2,143
===================================================================================================================================
North Carolina--3.2%      AAA       Aaa       13,940     North Carolina, Eastern Municipal Power Agency, Power
                                                         System Revenue Refunding  Bonds,
                                                         Series B, 6.125% due 1/01/2009 (h)(n)                               15,663
===================================================================================================================================
Ohio--0.6%                AAA       Aaa        2,500     North Canton, Ohio, City School District GO,
                                                         6.70% due 12/01/2004 (a)(i)                                          2,820
===================================================================================================================================
Rhode Island--1.8%        AAA       Aaa        4,345     Providence, Rhode Island, Public Building Authority,
                                                         General Revenue Bonds, Series A, 6.25% due 12/15/2020 (f)            4,879
                          AAA       Aaa        3,355     Rhode Island State Economic Development Corporation,
                                                         Airport Revenue Bonds, Series B, 6.50% due 7/01/2015 (b)             3,866
===================================================================================================================================
South Carolina--0.3%      NR*       Aaa        1,470     South Carolina Housing Finance and Development Authority,
                                                         Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.875%
                                                         due 7/01/2009 (f)                                                    1,604
===================================================================================================================================
South Dakota--1.7%        AAA       NR*        7,000     South Dakota State Health and Educational Facilities
                                                         Authority, Revenue Refunding Bonds, Series A, 7.625%
                                                         due 7/01/2014 (h)                                                    8,365
===================================================================================================================================
Tennessee--5.3%           AAA       Aaa       13,500     Metropolitan Government of Nashville and Davidson County,
                                                         Tennessee, Water and Sewer Revenue Refunding Bonds
                                                         (Cab Converter), 7.70% due 1/01/2012 (b)                            17,011
                         AAA        Aaa        5,450     Mount Juliet, Tennessee, Public Building Authority
                                                         Revenue Bonds (Madison Suburban Utility District Loan),
                                                         Series B, 7.80% due 2/01/2004 (h)(i)                                 6,542
                         AAA        Aaa        2,280     Tennessee HDA, Revenue Refunding Bonds (Homeownership
                                                         Program), AMT, Series 1,  5.95% due 7/01/2012 (h)                    2,467
===================================================================================================================================
Texas--5.7%               AAA       Aaa        4,000     Austin, Texas, Utility System Revenue Refunding Bonds,
                                                         Series 1998, 6.75% due 11/15/2009 (a)                                4,720
                                                         Bell County, Texas, Health Facilities Development Corporation,
                                                         Revenue Refunding Bonds (Scott & White Memorial Hospital),
                                                         Series A (h):
                          AAA       Aaa        1,460       6.25% due 8/15/2010                                                1,664
                          AAA       Aaa        1,555       6.25% due 8/15/2011                                                1,765
                          AAA       Aaa        1,650       6.25% due 8/15/2012                                                1,860
                          AAA       Aaa        1,615     Bexar, Texas, Metropolitan Water District, Waterworks
                                                         System Revenue Refunding Bonds,
                                                         6.35% due 5/01/2025 (h)                                              1,762
                          AAA       Aaa        4,405     Houston, Texas, Water and Sewer System Revenue Refunding
                                                         Bonds, Junior Lien, 6.375% due 12/01/2001 (a)(i)                     4,539
                                                         Travis County, Texas, Health Facilities Development
                                                         Corporation, Revenue Refunding Bonds:
                          AAA       Aaa        5,000       (Ascension Health Credit), Series A, 5.75% due 11/15/2011 (h)      5,423
                          AAA       Aaa        5,200       RITR, Series 4, 8.63% due 11/15/2024 (a)(j)                        5,750
===================================================================================================================================
Utah--2.8%                AAA       Aaa        5,200     Intermountain Power Agency, Utah, Power Supply Revenue
                                                         Refunding Bonds, Series B, 6.50% due 7/01/2010 (h)                   6,048
                          AAA       NR*        5,000     Salt Lake County, Utah, Hospital Revenue Bonds,
                                                         DRIVERS, Series 186, 8.05% due 5/15/2014 (a)(j)                      5,616
                          AAA       Aaa        1,890     Utah State Board of Regents Revenue Bonds (University
                                                         of Utah Hospital), 5.50% due 8/01/2015 (h)                           1,991
===================================================================================================================================
Virginia--3.7%            AAA       Aaa       10,000     Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                         Refunding Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)             11,217
                          AAA       Aaa        6,000     Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (f)               6,605
===================================================================================================================================
Washington--4.9%          NR*       Aaa        5,000     Snohomish County, Washington, Arlington School District
                                                         Number 016, GO, 6.50% due 12/01/2015 (b)                             5,743
                          AAA       Aaa       10,000     Snohomish County, Washington, Public Utility District
                                                         Number 001, Electric Revenue Refunding Bonds, 5.375% due
                                                         12/01/2024 (f)                                                      10,146
                          AAA       Aaa        7,000     Washington State, GO, Series A and AT-6, 6.25%
                                                         due 2/01/2011 (h)                                                    8,055
===================================================================================================================================
Total Investments (Cost-- $450,233)-- 98.6%                                                                                 479,398

Variation Margin on Financial Futures Contracts**-- 0.0%                                                                       (138)

Other Assets Less Liabilities--1.4%                                                                                           6,978
                                                                                                                           --------
Net Assets-- 100.0%                                                                                                        $486,238
                                                                                                                           ========
===================================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FHA Insured.
(d) FNMA Collaterized.
(e) FNMA/GNMA Collaterized.
(f) FSA Insured.
(g) GNMA Collaterized.
(h) MBIA Insured.
(i) Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(l) Escrowed to maturity.
(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(n) All or a portion of security held as collateral in connection with open financial futures contracts.
  * Not Rated.
 ** Financial futures contracts sold as of July 31, 2001 were as follows:

----------------------------------------------------------------------
Number of                               Expiration
Contracts           Issue                  Date               Value
----------------------------------------------------------------------
  400           US Treasury Bonds      September 2001      $42,443,750
----------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$41,502,344)                        $42,443,750
                                                           ===========
----------------------------------------------------------------------

+ Highest short-term rating by Moody's Investor's Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of July 31, 2001 were as follows:

-----------------------------------------------------------------
                                                     Percent of
S&P Rating/Moody's Rating                            Net Assets
-----------------------------------------------------------------
AAA/Aaa . . . . . . . . . . . . . . . . . . . . . . . . 88.8%
AA/Aa. . . . . . . . . . . . . . . . . . . . . . . . .   9.2
A/A . . . . . . . . . . . . . . . . . . . . . . . . . .  0.4
Other+ . . . . . . . . . . . . . . . . . . . . . . . .   0.2
-----------------------------------------------------------------

+ Temporary investments in short-term municipal securities.


                                  10 & 11

                                          MuniEnhanced Fund, Inc., July 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of July 31, 2001
========================================================================================================================
Assets:         Investments, at value (identified cost--$450,233,171) ...................                   $479,397,688
                Cash ....................................................................                         31,288
                Receivables:
                  Securities sold .......................................................   $  7,026,407
                  Interest ..............................................................      6,477,219      13,503,626
                                                                                            ------------
                Prepaid expenses and other assets .......................................                         27,788
                                                                                                            ------------
                Total assets ............................................................                    492,960,390
                                                                                                            ------------
========================================================================================================================
Liabilities:    Payables:
                  Securities purchased ..................................................      6,125,297
                  Dividends to shareholders .............................................        248,384
                  Investment adviser ....................................................        198,280
                  Variation margin ......................................................        137,500       6,709,461
                                                                                            ------------
                Accrued expenses ........................................................                         13,295
                                                                                                            ------------
                Total liabilities .......................................................                      6,722,756
                                                                                                            ------------
========================================================================================================================
Net Assets:     Net assets ..............................................................                   $486,237,634
                                                                                                            ============
========================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.025 per share (6,000 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ...                   $150,000,000
                  Common Stock, par value $.10 per share (29,369,874 shares issued
                  and outstanding) ......................................................   $  2,936,987
                Paid-in capital in excess of par ........................................    323,386,132
                Undistributed investment income--net ....................................      1,909,650
                Accumulated realized capital losses on investments--net .................    (15,997,922)
                Accumulated distributions in excess of realized capital gains
                on investments--net .....................................................     (4,220,324)
                Unrealized appreciation on investments--net .............................     28,223,111
                                                                                            ------------
                Total--Equivalent to $11.45 net asset value per share of Common Stock
                (market price--$10.76) ..................................................                    336,237,634
                                                                                                            ------------
                Total capital ...........................................................                   $486,237,634
                                                                                                            ============
========================================================================================================================

* Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended July 31, 2001
==================================================================================================================
Investment Income:       Interest and amortization of premium and discount earned ...                  $13,190,175
==================================================================================================================
Expenses:                Investment advisory fees ...................................   $ 1,196,988
                         Commission fees ............................................       190,377
                         Accounting services ........................................        80,932
                         Professional fees ..........................................        51,452
                         Transfer agent fees ........................................        39,065
                         Printing and shareholder reports ...........................        22,414
                         Listing fees ...............................................        15,798
                         Directors' fees and expenses ...............................        15,288
                         Custodian fees .............................................        13,687
                         Pricing fees ...............................................         8,102
                         Other ......................................................        10,402
                                                                                        -----------
                         Total expenses .............................................                    1,644,505
                                                                                                       -----------
                         Investment income--net .....................................                   11,545,670
                                                                                                       -----------
==================================================================================================================
Realized &               Realized gain on investments--net ..........................                      364,114
Unrealized Gain          Change in unrealized appreciation on investments--net ......                    1,846,371
On Investments--Net:                                                                                   -----------
                         Net Increase in Net Assets Resulting from Operations .......                  $13,756,155
                                                                                                       ===========
==================================================================================================================

See Notes to Financial Statements.


                                     12 & 13

                                          MuniEnhanced Fund, Inc., July 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                              July 31,       January 31,
                  Increase (Decrease) in Net Assets:                                            2001            2001
========================================================================================================================
Operations:       Investment income--net ................................................   $ 11,545,670    $ 23,504,470
                  Realized gain (loss) on investments--net ..............................        364,114      (5,526,622)
                  Change in unrealized appreciation/depreciation on investments--net ....      1,846,371      44,560,627
                                                                                            ------------    ------------
                  Net increase in net assets resulting from operations ..................     13,756,155      62,538,475
                                                                                            ------------    ------------
========================================================================================================================
Dividends to      Investment income--net:
Shareholders:       Common Stock ........................................................     (9,357,242)    (18,714,484)
                    Preferred Stock .....................................................     (2,461,640)     (6,167,740)
                                                                                            ------------    ------------
                  Net decrease in net assets resulting from dividends to shareholders ...    (11,818,882)    (24,882,224)
                                                                                            ------------    ------------
========================================================================================================================
Net Assets:       Total increase in net assets ..........................................      1,937,273      37,656,251
                  Beginning of period ...................................................    484,300,361     446,644,110
                                                                                            ------------    ------------
                  End of period* ........................................................   $486,237,634    $484,300,361
                                                                                            ============    ============
========================================================================================================================
                * Undistributed investment income--net ..................................   $  1,909,650    $  2,182,862
                                                                                            ============    ============
========================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have
                      been derived from information provided in     For the Six
                      the financial statements.                    Months Ended              For the Year Ended January 31,
                                                                     July 31,       -----------------------------------------------
                      Increase (Decrease) in Net Asset Value:          2001           2001         2000         1999         1998
===================================================================================================================================
Per Share             Net asset value, beginning of period .......   $  11.38       $  10.10     $  12.06     $  12.38     $  11.75
Operating                                                            --------       --------     --------     --------     --------
Performance:          Investment income--net+ ....................        .39            .80          .80          .85          .88
                      Realized and unrealized gain (loss)
                      on investments--net ........................        .08           1.33        (1.95)         .18          .64
                                                                     --------       --------     --------     --------     --------
                      Total from investment operations ...........        .47           2.13        (1.15)        1.03         1.52
                                                                     --------       --------     --------     --------     --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                        Investment income--net ...................       (.32)          (.64)        (.64)        (.67)        (.71)
                        Realized gain on investments--net ........         --             --           --         (.35)          --
                        In excess of realized gain on
                        investments--net .........................         --             --           --         (.15)          --
                                                                     --------       --------     --------     --------     --------
                      Total dividends and distributions to Common
                      Stock shareholders .........................       (.32)          (.64)        (.64)       (1.17)        (.71)
                                                                     --------       --------     --------     --------     --------
                      Effect of Preferred Stock activity:
                        Investment income--net ...................       (.08)          (.21)        (.17)        (.18)        (.18)
                                                                     --------       --------     --------     --------     --------
                      Net asset value, end of period .............   $  11.45       $  11.38     $  10.10     $  12.06     $  12.38
                                                                     ========       ========     ========     ========     ========
                      Market price per share, end of period ......   $  10.76       $  10.79     $ 9.1875     $  12.00     $12.4375
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Total Investment      Based on market price per share ............      2.72%+++      25.36%      (18.52%)       6.36%       20.26%
Return:**                                                            ========       ========     ========     ========     ========
                      Based on net asset value per share .........      3.64%+++      20.27%      (10.87%)       7.38%       12.06%
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses*** ..........................      1.00%*         1.01%        1.00%         .94%         .96%
Average Net Assets                                                   ========       ========     ========     ========     ========
Of Common Stock:      Total investment income--net*** ............      7.00%*         7.44%        7.16%        6.93%        7.39%
                                                                     ========       ========     ========     ========     ========
                      Amount of dividends to Preferred Stock
                      shareholders ...............................      1.49%*         1.95%        1.52%        1.45%        1.55%
                                                                     ========       ========     ========     ========     ========
                      Investment income--net, to Common Stock
                      shareholders ...............................      5.50%*         5.49%        5.64%        5.48%        5.84%
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses .............................       .69%*          .69%         .69%         .66%         .67%
Total Average                                                        ========       ========     ========     ========     ========
Net Assets:++***      Total investment income--net ...............      4.82%*         5.04%        4.91%        4.88%        5.16%
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ..      3.31%*         4.10%        3.32%        3.43%        3.57%
Average Net Assets                                                   ========       ========     ========     ========     ========
Of Preferred Stock:
===================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of
Data:                 period (in thousands) ......................   $336,238       $334,300     $296,644     $353,603     $359,528
                                                                     ========       ========     ========     ========     ========
                      Preferred Stock outstanding, end of period
                      (in thousands) .............................   $150,000       $150,000     $150,000     $150,000     $150,000
                                                                     ========       ========     ========     ========     ========
                      Portfolio turnover .........................     27.76%         70.39%      124.61%      144.46%      128.79%
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 ..................   $  3,242       $  3,229     $  2,978     $  3,357     $  3,397
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net ...........   $    445       $  1,017     $    825     $    862     $    891
Share on                                                             ========       ========     ========     ========     ========
Preferred Stock       Series B--Investment income--net ...........   $    386       $  1,036     $    835     $    868     $    900
Outstanding:                                                         ========       ========     ========     ========     ========
                      Series C--Investment income--net ...........   $    400       $  1,031     $    829     $    845     $    889
                                                                     ========       ========     ========     ========     ========
===================================================================================================================================

  * Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Based on average shares outstanding.
 ++ Includes Common and Preferred Stock average net assets. +++ Aggregate total investment return.

See Notes to Financial Statements.


                                     14 & 15

                                          MuniEnhanced Fund, Inc., July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

For the six months ended July 31, 2001, the Fund reimbursed FAM $7,156 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2001 were $131,533,517 and $131,997,211, respectively.

Net realized gains for the six months ended July 31, 2001 and net unrealized gains (losses) as of July 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                       Gains      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..........................    $   364,114    $29,164,517
Financial futures contracts ....................             --       (941,406)
                                                    -----------    -----------
Total ..........................................    $   364,114    $28,223,111
                                                    ===========    ===========
--------------------------------------------------------------------------------

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $29,164,517, of which $29,993,043 related to appreciated securities and $828,526 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $450,233,171.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended July 31, 2001 and during the year ended January 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series.


                                     16 & 17

                                          MuniEnhanced Fund, Inc., July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

The yields in effect at July 31, 2001 were as follows: Series A, 2.57%; Series B, 2.60%; and Series C, 2.60%.

Shares issued and outstanding during the six months ended July 31, 2001 and during the year ended January 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $84,342 as commissions.

5. Capital Loss Carryforward:

At January 31, 2001, the Fund had a net capital loss carryforward of approximately $18,316,000, of which $9,810,000 expires in 2008 and $8,506,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On August 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053100 per share, payable on August 30, 2001 to shareholders of record as of August 20, 2001.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Roberta Cooper Ramo, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MEN


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                                       [GRAPHIC]

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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